UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 28, 2019

Date of Report (Date of earliest event reported)

U.S. GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-08266	22-18314-09
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1910 E. Idaho Street, Suite 102-Box 604

Elko, NV 89801

(Address of principal executive offices)

(800) 557-4550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	USAU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On October 28, 2019, the audit committee (the “Audit Committee”) of the board of directors of U.S. Gold Corp. (the “Company”) dismissed KBL, LLP (“KBL”) as the Company’s independent registered public accounting firm, effective as of October 28, 2019.

KBL’s report on the consolidated financial statements for the fiscal year ended April 30, 2019, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the consolidated financial statements of the Company for the fiscal year ended April 30, 2019 contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

For the Company’s fiscal year April 30, 2019, from August 3, 2018 through the subsequent interim period as of October 28, 2019, (i) there were no disagreements with KBL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KBL, would have caused KBL to make reference to the subject matter of the disagreements in its report on the Company’s financial statements for such period, and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KBL a copy of the disclosures in this Form 8-K and has requested that KBL furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein. A copy of such letter, which is dated October 28, 2019, is filed as Exhibit 16.1 to this Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On October 28, 2019, the Audit Committee approved the engagement of Marcum LLP (“Marcum”), the Company’s previous independent registered public accounting firm, as the Company’s new independent registered public accounting firm for its current financial year ending April 30, 2020, effective October 28, 2019. Marcum previously served as the Company’s independent registered public accounting firm until the Company’s dismissal of Marcum on August 3, 2018 and provided reports on the Company’s consolidated financial statements for the fiscal years ended April 30, 2018 and 2017.

Following Marcum’s dismissal on August 3, 2018 through the subsequent period as of October 28, 2019, neither the Company nor anyone acting on its behalf has consulted with Marcum regarding (i) the application of accounting principles to any specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from KBL, LLP to the Securities and Exchange Commission, dated October 28, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2019	U.S. GOLD CORP.

	By:	/s/ Edward M. Karr
Edward M. Karr, Chief Executive Officer